UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 1, 2015 (November 25, 2015)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2015, Amedisys, Inc., (the “Company”), through its indirect, wholly-owned subsidiary, Amedisys Property, L.L.C., as seller, entered into an Agreement of Purchase and Sale effective as of that date (the “Agreement”) with Franciscan Missionaries of Our Lady of the Lake Health System, Inc., as purchaser (the “Purchaser”), to sell the Company’s corporate headquarters building (and surrounding land) located in Baton Rouge, Louisiana, as well as certain personal property located in and around the corporate headquarters building and related assets, for a total purchase price of $20.0 million.

The Agreement contains customary representations and warranties and conditions to closing. The transactions contemplated under the Agreement are expected to close no later than December 3, 2015.

Simultaneously with the closing of the transactions contemplated by the Agreement, the Company, through Amedisys Property, L.L.C., will lease back a portion of the corporate headquarters building from the Purchaser for a lease term of one year following the date of the closing.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On December 1, 2015, Amedisys, Inc. (the “Company”) issued a press release titled “Franciscan Missionaries of Our Lady Health System Purchases Amedisys Corporate Headquarters Building,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated December 1, 2015 titled “Franciscan Missionaries of Our Lady Health System Purchases Amedisys Corporate Headquarters Building” (furnished only)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
Vice Chairman and Chief Financial Officer

DATE:	December 1, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 1, 2015 titled “Franciscan Missionaries of Our Lady Health System Purchases Amedisys Corporate Headquarters Building” (furnished only)

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